UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2025
CASTELLUM, INC.
(Exact name of Registrant as specified in its charter)

Nevada	001-41526	27-4079982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1934 Old Gallows Road, Suite 350
Vienna, VA 22182
(Address of principal executive offices, including zip code)
(703) 752-6157
(Registrant’s telephone number, including area code)
Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CTM	NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition.
On February 28, 2025 Castellum, Inc. (the “Company”) issued a press release announcing certain of its unaudited financial results for the year ended December 31, 2024. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The Company is making reference to certain Non-GAAP financial information in the press release. A reconciliation of the Non-GAAP financial measure to the comparable GAAP financial measure is contained in the attached press release.

Item 8.01 Other Events.

On February 27, 2025 the Company received notice from SeaPort-Next Generation ("SeaPort NxG") that its subsidiary, Global Technology and Management Resources, Inc. ("GTMR") has been awarded a task order with a total potential value of $103,324,773, over a five and one-half year contract for special missions management of on-site services (“MOSS”) in support of the Naval Air Systems Command (“NAVAIR”) Program Office 290 (“PMA-290”) Special Missions which is being issued pursuant to an existing agreement between GTMR and SeaPort NxG effective on January 2, 2019. The contract consists of multiple intelligence, surveillance, reconnaissance, and targeting programs but not limited to, the maritime patrol and reconnaissance force family of systems, P-8A research and development, SM platforms, minotaur family of services, P-8A increment 3, P-8A foreign military sales, MQ-4C triton multiple intelligence, mobile quick look, ground & mission support stations, and future capabilities. A copy of the SeaPort NxG agreement is attached hereto as Exhibit 10.25 and is incorporated herein by reference.

On February 28, 2025, the Company issued a press release concerning the SeaPort NxG contract award. The full text of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Title
10.25++	Contract No. N0017819D7718 effective January 2, 2019 between Global Technology Management Services, Inc. and SeaPort NxG
99.1	Press Release issued February 28, 2025 announcing the Company's unaudited financial results for the year ended December 31, 2024.
99.2	Press Release issued February 28, 2025 announcing the SeaPort NxG contract award.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
++	Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because such information is (i) not material and (ii) the type of information the Company treats as confidential. The Company will furnish supplementally an unredacted copy of such exhibit to the Securities and Exchange Commission or its staff upon its request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASTELLUM, INC.

Date: February 28, 2025	By:	/s/ Glen R. Ives
	Name:	Glen R. Ives
	Title:	Chief Executive Officer (Principal Executive Officer)